Principal Variable Contracts Funds, Inc.

Supplement dated July 29, 2016
to the Statutory Prospectus dated May 1, 2016
(as supplemented on June 17, 2016 and June 30, 2016)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR LARGECAP S&P 500 INDEX ACCOUNT

In the Management section, under Sub-Advisor and Portfolio Manager, add the following alphabetically to the list of portfolio managers:

Jeffrey A. Schwarte (since 2016), Portfolio Manager

FUND SUMMARY FOR LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT

In the Management section, under Sub-Advisor and Portfolio Manager, add the following alphabetically to the list of portfolio managers under Principal Global Investors, LLC:

Jeffrey A. Schwarte (since 2016), Portfolio Manager

MANAGEMENT OF THE FUNDS

In The Sub-Advisors section, under Sub-Advisor: Principal Global Investors, LLC, add the following to the alphabetical list of portfolio managers:

Jeffrey A. Schwarte has been with PGI since 1993. He earned a bachelor’s degree in Accounting from the University of Northern Iowa. Mr. Schwarte is a CPA and has earned the right to use the Chartered Financial Analyst designation.